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                                                                 EXHIBIT 10.3

                                 AMENDMENT NO. 1

                                       TO

                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                            SUIZA FOODS CORPORATION,

                        SUIZA DAIRY GROUP HOLDINGS, INC.,

                            SUIZA DAIRY GROUP, L.P.,

                              SUIZA SOUTHEAST, LLC,

                         DAIRY FARMERS OF AMERICA, INC.,

                                       AND

                             MID-AM CAPITAL, L.L.C.

                         DATED AS OF SEPTEMBER 19, 2001




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                                 AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT

         This Amendment No. 1 to Securities Purchase Agreement ("AMENDMENT") is made as of September 19, 2001, by and among Suiza Foods Corporation, a Delaware corporation ("SUIZA"), Suiza Dairy Group Holdings, Inc., a Nevada corporation ("HOLDINGS"), Suiza Dairy Group, L.P., a Delaware limited partnership ("SDG"), Suiza Southeast, LLC, a Delaware limited liability company ("SUIZA SOUTHEAST"), Dairy Farmers of America, Inc., a Kansas cooperative marketing association ("DFA"), and Mid-Am Capital, L.L.C., Delaware limited liability company ("MID-AM").

         WHEREAS, Suiza, Holdings, SDG, Suiza Southeast, DFA and Mid-Am are parties to that certain Securities Purchase Agreement dated April 4, 2001 ("AGREEMENT"), pursuant to which Holdings agreed to purchase from DFA and Mid-Am, and DFA and Mid-Am agreed to sell to Holdings, all the limited partner interests in SDG held by each of them;

         WHEREAS, Suiza, Holdings, SDG, Suiza Southeast, DFA and Mid-Am desire to amend the Agreement on the terms set forth herein; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, and in reliance on the representations and warranties, herein contained, the parties hereby agree as follows:

         1. Amendment to Section 2.2(a). Section 2.2(a) is hereby amended by deleting Section 2.2(a) as it appears in the Agreement in its entirety and inserting in its place the following revised Section 2.2(a):

            "(a) In exchange for the SDG Common Interests and the SDG Preferred Interests, Holdings will (i) cause SDG or Dean Foods, as applicable, to transfer, sell and convey the Dairy Assets and the Dairy Liabilities to DFA, (ii) pay, or cause SDG to pay, an amount equal to $166 million in cash to DFA and Mid-Am, subject to adjustment as set forth below (the "CASH CONSIDERATION"), in the relative amounts designated by the DFA Companies at least 3 days prior to Closing,
            (iii) deliver a subordinated promissory note executed by Suiza in the principal amount of $50,000,000 to DFA, in substantially the form of Exhibit C attached hereto (the "Note"), and (iv) deliver a First Amendment to Milk Supply Agreement executed by Suiza, in substantially the form of Exhibit E attached hereto (the "SUPPLY AMENDMENT"). Items (i), (ii), (iii) and (iv) are collectively referred to as the "PURCHASE PRICE". SDG will not transfer, sell or convey the Excluded Assets to DFA and DFA will not assume and shall not be liable or responsible for any Excluded Liabilities. The Cash Consideration payable to DFA at Closing shall be (A) increased for DFA's and Mid-Am's pro rata share of the reported earnings of SDG from and including January 1, 2001 through the day immediately preceding the Closing Date, (B) decreased by (I) $2,535,000, plus
            (II) the amount of any distributions (including any distributions to be paid after Closing related to the period prior to the Closing
            Date) paid to DFA and Mid-Am


                                       36
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            of cash or other property and the amount of any deemed distributions
            (for stock option exercises) deemed paid to DFA and Mid-Am under the Limited Partnership Agreement, in the case of such distributions, from and including January 1, 2001 and through the day immediately preceding the Closing Date, and (C) increased or decreased, as applicable, to the extent the Closing Date Working Capital is less than or greater than Stated Working Capital (collectively, the "CASH ADJUSTMENT")."

         2. Amendment to Section 2.4(d). Section 2.4(d) is hereby amended by replacing section 2.4(d) as it appears in the Agreement with the following new section 2.4(d), and renumbering the existing 2.4(d) in the Agreement as new section 2.4(e), as follows:

            "(d) Suiza and DFA will execute and deliver the Supply Amendment, substantially in the form attached hereto as Exhibit E.

            (e) Suiza, Holdings, SDG, Suiza Southeast, Dean Foods and/or one or more of its subsidiaries, DFA and Mid-Am will execute and deliver such other documents and agreements required under Sections 7 and 8, as applicable."

         3. Amendment to Section 4. Section 4 is hereby amended by adding the following new section 4.3:

            "4.3 MILK SUPPLY AGREEMENTS. Except as set forth on Schedule 4.3 and except for milk supply agreements with DFA, neither Velda, Coburg Dairy, Inc., H. Meyer Dairy Company, Cream-O-Weber Dairy, Inc., nor the fluid milk facility of Barber Dairies, Inc., located in Birmingham, Alabama is a party to a supply agreement which has (a) term in excess of one (1) year and which does not expire on or before December 31, 2001 or (b) a right of first offer or right of first refusal with respect to the supply of raw milk."

         4. Amendment to Section 6. Section 6 is hereby amended by adding the following new Section 6.13:

            "6.13 DAIRY LIABILITIES. In no event shall any milk supply agreement, other than those listed on Schedule 4.3, which has (a) a term in excess of one (1) year and which does not expire on or before December 31, 2001 or (b) a right of first offer or right of first refusal with respect to the supply of raw milk, constitute a Dairy Liability."

         5. Amendment to Section 8.1. Section 8.1 is hereby amended by adding the following sentence to the end of such section

            "Notwithstanding the foregoing, the failure of the representation and warranty contained in Section 4.3 to be accurate as of the date hereof or on the Closing Date shall not be the basis for or cause the condition set forth in this Section 8.1 to fail to be satisfied. If the representation and warranty contained in Section 4.3 fails to be accurate on the date hereof or on the Closing Date, DFA (assuming the other conditions precedent to DFA's obligation to Close have either been satisfied


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            or waived as of the Closing Date) will not be permitted to terminate this Agreement and will not be released from its obligations to Close the transactions contemplated hereby. Nothing in this Section
            8.1 shall limit DFA's right to be indemnified in respect of a breach of the representation and warranty contained in Section 4.3, as provided in Section 9 of the Agreement."

         6. Amendment to Section 9.1. Section 9.1 is hereby amended by deleting third sentence of Section 9.1 as it appears in the Agreement in its entirety and inserting in its place the following revised third sentence of Section 9.1:

            "Except as otherwise provided in this Section 9.1, all representations and warranties in this Agreement and the Bill of Sale and any other certificate or document delivered pursuant to this Agreement or the Bill of Sale will terminate eighteen months after the Closing; provided, however, that (a) the representations and warranties set forth in Section 4.3 of this Agreement will survive for a period of five years after the Closing, (b) the representations and warranties set forth in Sections 4.1(c)(i), 4.1(c)(iii) and 4.1(c)(iv) of the Bill of Sale will survive until the expiration of the applicable statute of limitations for any such violation, breach or other matter that is the subject of such representations and warranties, (c) if any breach of the representations and warranties set forth herein, or in Sections 3.1, 4.1, 4.7, 4.9, 4.10, 4.11 or 4.15 of the Bill of Sale is based on a violation of any Legal Requirement, then such representations and warranties and any claim for indemnification applicable to such a violation shall survive for the longer of eighteen months from the Closing Date and the applicable statute of limitation with respect thereto; and (d) with respect to the representations and warranties set forth in Sections 3.2, 4.4 and 4.5(b) of the Bill of Sale, such representations and warranties and any claim for indemnification with respect thereto shall survive indefinitely."

         7. Amendment to Section 9.4(e). Section 9.4(e) is hereby amended by deleting Section 9.4(e) as it appears in the Agreement in its entirety and inserting in its place the following revised Section 9.4(e):

            "(e) Notwithstanding the foregoing, the limitations set forth in
            Section 9.4(b), (c) and (d) will not apply to Damages arising from or in connection with a breach or alleged breach of (i) the representations and warranties of DFA set forth in Section 3.2 of the Bill of Sale, (ii) the representations and warranties of Suiza, Holdings and SDG set forth in Section 4.3 of this Agreement, (iii) the representations and warranties of Suiza and SDG set forth in
            Section 4.4 and 4.5(b) of the Bill of Sale, (iv) the covenants and agreements concerning the Dairy Liabilities or the Excluded Liabilities, or (v) the covenants and agreements set forth in
            Section 6.11(d)."

         8. Amendment to Exhibit C. Exhibit C to the Agreement as hereby amended by deleting Exhibit C as it appears as an attachment to the Agreement in its entirety and inserting in its place the revised Exhibit C attached hereto.


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         9. Miscellaneous.

                  (a) All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                  (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) This Amendment is intended to amend the Agreement. Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect without modification.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties have executed and delivered this
Amendment as of the date first written above.

                                SUIZA FOODS CORPORATION



                                By:  /s/ MICHELLE P. GOOLSBY
                                   ---------------------------------------------
                                     Name:  Michelle P. Goolsby
                                          --------------------------------------
                                     Title:    Executive Vice President
                                             -----------------------------------
                                               & General Counsel
                                             -----------------------------------


                                SUIZA DAIRY GROUP HOLDINGS, INC.



                                By:  /s/ MICHELLE P. GOOLSBY
                                   ---------------------------------------------
                                     Name:  Michelle P. Goolsby
                                          --------------------------------------
                                     Title:    Vice President
                                           -------------------------------------


                                SUIZA DAIRY GROUP, L.P.

                                By: SUIZA MANAGEMENT CORPORATION,
                                the sole general partner


                                By:  /s/ MICHELLE P. GOOLSBY
                                   ---------------------------------------------
                                     Name:  Michelle P. Goolsby
                                          --------------------------------------
                                     Title:    Executive Vice President
                                             -----------------------------------
                                               & General Counsel
                                             -----------------------------------


                                SUIZA SOUTHEAST, LLC



                                By:  /s/ MICHELLE P. GOOLSBY
                                   ---------------------------------------------
                                     Name:  Michelle P. Goolsby
                                          --------------------------------------
                                     Title:    Vice President
                                           -------------------------------------


                                DAIRY FARMERS OF AMERICA, INC.



                                By:  /s/ GARY E. HANMAN
                                   ---------------------------------------------
                                     Name:  Gary E. Hanman
                                          --------------------------------------
                                     Title: President & Chief Executive Officer
                                           -------------------------------------



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                                MID-AM CAPITAL, L.L.C.



                                By:  /s/ GERALD L. BOS
                                   ---------------------------------------------
                                     Name:  Gerald L. Bos
                                          --------------------------------------
                                     Title:    CEO & Treasurer
                                           -------------------------------------